UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2013

ACTINIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52446	000-52446
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

501 Fifth Avenue, 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 300-2131

Cactus Ventures, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws.

On April 11, 2013, the change of domicile from the State of Nevada to the State of Delaware and the change of Cactus Ventures, Inc.’s (the “Company”) name from Cactus Ventures, Inc. to Actinium Pharmaceuticals, Inc. became effective in accordance with Articles of Merger filed with the State of Nevada and a Certificate of Merger filed with the State of Delaware.   Effective April 18, 2013 the Company’s new trading symbol is ATNM.

A copy of the press release announcing the change of domicile and name change has been included as an exhibit to this report.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Delaware Certificate of Incorporation for Actinium Pharmaceuticals, Inc.
3.2	Bylaws for Actinium Pharmaceuticals, Inc.
3.3	Delaware Certificate of Merger
3.4	Nevada Articles of Merger

99.1	Press Release dated April 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2013	ACTINIUM PHARMACEUTICALS, INC.

	By:	/s/ Sergio Traversa
Sergio Traversa
Interim President, Chief Executive Officer, and Chief Financial Officer